EXHIBIT 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of March 18, 2013 (this “Agreement”), by and between ONSTREAM MEDIA CORPORATION, a Florida corporation (the “Company”), and INFINITE CONFERENCING, INC., a Florida corporation (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC., a Florida corporation (“EDNI”), AV ACQUISITION, INC., a Florida corporation (“AAI”), ONSTREAM CONFERENCING CORPORATION, a Florida corporation (“OCC”), MEDIA ON DEMAND, Inc., a Florida corporation (“MOD”), HOTEL VIEW CORPORATION, a Florida corporation (“HVC”), OSM ACQUISITION INC., a Delaware corporation (“OSM”), and AUCTION VIDEO JAPAN, INC., a Tokyo-Japan corporation (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrower”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC, a Delaware limited liability company (“Purchaser”) with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  Capitalized terms used in this Agreement having the meanings provided in Section 1 or as otherwise defined herein.

W I T N E S S E T H:

WHEREAS, Purchaser wishes to purchase from the Borrower and the Borrower wishes to sell to Purchaser, upon the terms and subject to the conditions of this Agreement, a Note in the aggregate principal amount of up to $800,000 and in connection with which the Company shall issue to Purchaser the Purchaser Shares for a purchase price of up to $800,000;

WHEREAS, each Borrower entering into this Agreement has determined that each will benefit specifically and materially from the Note contemplated by this Agreement and has requested and bargained for the structure, terms and obligations set forth in the Transaction Documents.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

DEFINITIONS

(a)

As used in this Agreement, the terms “Agreement”, “Purchaser”, “Borrower” and “Company” shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

(b)

All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

(c)

The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Advisory Fee” shall have the meaning provided in the Advisory Services Agreement.

“Advisory Services Agreement” means the Advisory Services Agreement between the Company and Sigma Capital Advisors, LLC.

“Advisory Shares” shall have the meanings provided such terms in the Advisory Services Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Closing Date” means March 18, 2013 or such other mutually agreed to date.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

“Common Stock” means the Common Stock, par value $.0001 per share, of the Company.

“Common Stock Equivalent” means any warrant, option, subscription or purchase right with respect to shares of Common Stock; any security or document convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

“Conversion Amount” shall have the meaning provided in the Note.

“Conversion Shares” shall have the meaning provided in the Note.

“Encumbrances” means all mortgages, deeds of trust, claims, security interests, liens, pledges, leases, subleases, charges, escrows, options, proxies, rights of occupancy, rights of first refusal, preemptive rights, covenants, conditional limitations, hypothecations, prior assignments, easements, title retention agreements, indentures, security agreements or any other encumbrances of any kind.

“Event of Default” shall have the meaning provided in the Note.

“Financial Statements” mean the financial statements of the Company attached hereto as Schedule 4(l).

“Fundamental Change” shall have the meaning provided in the Note.

“Indebtedness” shall have the meaning provided in the Note.

“Initial Advance” shall have the meaning provided in the Note.

“Intellectual Property” means all franchises, patents, trademarks, service marks, tradenames (whether registered or unregistered), copyrights, corporate names, licenses, trade secrets, proprietary software or hardware, proprietary technology, technical information, discoveries, designs and other proprietary rights, whether or not patentable, and confidential information (including, without limitation, know-how, processes and technology) used in the conduct of the business of any Borrower or any Subsidiary, or in which any Borrower or any Subsidiary has an interest.

“Investor” and “Investors” means the Purchaser and any transferee or assignee of Purchaser.

“Issuance Date” shall have the meaning provided in the Note.

“Maturity Date” shall have the meaning provided in the Note.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“Note” means the Senior Secured Note of the Borrower issued to the Purchaser.

“Person” means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

“Prospectus” means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto (including any information or documents incorporated therein by reference).

“Purchase Price” means the aggregate purchase price for the Note and the Purchaser Shares as set forth in the preambles to this Agreement.

“Purchaser Shares” shall mean 300,000 shares of Common Stock issued to Purchaser on the Closing Date.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

“Registrable Securities” means (1) the Securities, (2) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date hereof, such other stock or other securities which are issued or issuable in respect of or in lieu of the Securities and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Stock.

“Registration Statement” means a registration statement on Form S-1, Form S-3 or such other form as may be available to the Company to be filed with the SEC under the 1933 Act relating to the Registrable Securities and which names the Investors as selling stockholders.

“Regulation D” means Regulation D under the 1933 Act.

“Rule 144” means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a “safe harbor” exemption from registration under the 1933 Act so as to permit a holder to sell securities of the Company to the public without being deemed an “underwriter” for purposes of the 1933 Act.

“SEC” means the Securities and Exchange Commission.

“Securities” shall mean collectively the Purchaser Shares, Advisory Shares, Conversion Shares and any shares of Common Stock issued as a result of an Additional Shares Issuance (in each case, subject to adjustment for any reorganizations, stock splits, stock dividends, or other similar transactions occurring after the Closing Date).

“Security Agreement” means the Security Agreement between the Borrower and the Purchaser.

“Senior Debt” shall have the meaning provided in the Note.

“Senior Lenders” shall mean Thermo Credit, LLC and Rockridge Capital Holdings, LLC.

“Subsidiary” shall mean any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company or any other entity that the Company effectively controls, directly or indirectly, through ownership, rights, agreements or otherwise.

“Transaction Documents” means, collectively, this Agreement, the Note, the Security Agreement, the Advisory Services Agreement, and the other agreements, instruments and documents contemplated hereby and thereby.

“Violation” means:

(i)

any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

(ii)

any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

(iii)

any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

(iv)

any breach or alleged breach by any Person other than the Purchaser of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

2.

PURCHASE AND SALE; PURCHASE PRICE.

(a)

Purchase.  At the Closing, upon the terms and subject to the conditions of this Agreement, Purchaser hereby agrees to purchase from the Borrower, and the Borrower hereby agrees to sell to Purchaser, the Note and the Company shall issue to Purchaser the Purchaser Shares for and against a payment of the Purchase Price.  The Purchaser shall pay to the Company on the Closing Date the Initial Advance in consideration of the Note and in consideration of the sale and transfer of the Purchaser Shares to Purchaser.

(b)

Form of Payment.  Payment by the Purchaser of the Purchase Price, less any amounts withheld pursuant to Section 8(k) hereof, shall be made by wire transfer of immediately available funds as may be directed by the Company.

(c)

Closing.  Upon the terms and subject to the conditions of this Agreement, the issuance and sale of the Note and the Purchaser Shares shall occur on the Closing Date at the offices of Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Jericho, New York 11753 (the “Closing”).

3.

REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE PURCHASER.

Purchaser represents and warrants to, and covenants and agrees with, the Borrower as follows:

(a)

Purchase for Investment.

  The Purchaser is acquiring the Note and the Purchaser Shares for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; and the Purchaser has no intention of making any distribution, within the meaning of the 1933 Act, of the Note or the Purchaser except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

(b)

Accredited Investor and Experience.  At the time the Purchaser was offered the Note and the Securities, the Purchaser was, and as of the date hereof it is, an “accredited investor” as that term is defined in Rule 501 of Regulation D. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Note and the Securities and, at the present time, is able to afford a complete loss of such investment;

(c)

Reoffers and Resales.  The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of the Note or the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act;

(d)

Borrower’s Reliance.  The Purchaser understands that the Note and the Securities are being offered and sold to the Purchaser in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Borrower is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire or receive an offer to acquire the Note and the Securities;

(e)

Information Provided.  The Purchaser and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of each Borrower and information relating to the offer and sale of the Note and the Securities deemed relevant by them (assuming the accuracy and completeness of the Borrower’s responses to the Purchaser’s requests); the Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Borrower concerning the terms of the offering of the Note and the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Borrower and their Subsidiaries and have received satisfactory answers to any such inquiries. The Purchaser understands that its investment in the Note and the Securities involves a high degree of risk;

(f)

Absence of Approvals.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Note or the Securities; and

(g)

Note Purchase Agreement.  The Purchaser has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Purchaser in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Purchaser and, assuming due execution and delivery by each Borrower, is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

4.

REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BORROWER.

The Borrower represents and warrants to, and covenants and agrees with, the Purchaser as follows:

(a)

Organization and Authority.  Each Borrower and each of the Subsidiaries are each a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, and (i) the Borrower and the Subsidiaries have all requisite corporate power and authority to own, lease and operate their respective properties and to carry on their respective business as currently conducted and as proposed to be conducted, and (ii) the Borrower and the Subsidiaries have all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and the other Transaction Documents to be executed and delivered by the Borrower and/or the Subsidiaries in connection herewith, and to consummate the transactions contemplated hereby and thereby.  The Company does not have any equity investment in any other Person other than as set forth in Schedule 4(a).

(b)

Qualifications.  The Borrower and each of the Subsidiaries are duly qualified to do business and are in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Borrower and the Subsidiaries, taken as a whole.

(c)

Capitalization.

(1)

The authorized capital stock of the Company consists of:

(i) 75,000,000 shares of Common Stock, of which 15,033,103 shares are issued and outstanding (not on a fully diluted basis); and

(ii) 170,000 shares of Series A-13 preferred stock, par value $.0001 per share, none of which are issued and outstanding; and

(iii) 420,000 shares of Series A-14 preferred stock, par value $.0001 per share, none of which are issued and outstanding.

(2)

Except as set forth on Schedule 4(c) hereto, there are no accrued but unpaid dividends owing on any shares of capital stock of the Company.  Except as set forth on Schedule 4(c) hereto, there are no outstanding options or warrants for the purchase of, or rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities.

(3)

The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (A) conversion of the Conversion Shares, (B) all options, warrants, convertible securities, exchangeable securities, and other rights to acquire shares of Common Stock which are outstanding and (C) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary.  There will be no antidilution or similar adjustment by reason of issuance of the Note or any of the Securities.  The outstanding shares of Common Stock of the Company and outstanding options, warrants, rights, and other securities entitling the holders to purchase or otherwise acquire Common Stock have been duly and validly authorized and issued.  None of the outstanding shares of Common Stock or options, warrants, rights, or other such securities has been issued in violation of the preemptive rights of any securityholder of the Company.  The offers and sales of the outstanding shares of Common Stock of the Company and options, warrants, rights, and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements.

(d)

Corporate Authorization.  This Agreement and the other Transaction Documents to which the Borrower and the Subsidiaries are or will be a party have been duly and validly authorized by the Borrower and the Subsidiaries, as applicable; this Agreement has been duly executed and delivered by the Borrower and, assuming due execution and delivery by Purchaser, this Agreement is, and the Transaction Documents will be, when executed and delivered by the Borrower and the Subsidiaries, as applicable, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

(e)

Concerning the Shares.  All of the Securities have been duly authorized and, upon issuance, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.  There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Securities.  The Common Stock is currently traded on the OTC Market’s OTCQB Marketplace.  The Company knows of no reason that the Securities will be ineligible for trading on that exchange.

(f)

Non-contravention.  The execution and delivery of the Transaction Documents by the Borrower and the Subsidiaries and the consummation by the Borrower of the issuance of the Note as contemplated by this Agreement and consummation by the Borrower and the Subsidiaries of the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term or provision of the articles of incorporation (including all certificates of designation and articles of formation) or bylaws of any Borrower or any Subsidiary, (ii) conflict with or result in a breach by any Borrower or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of any Borrower or any Subsidiary pursuant to, any material indenture, mortgage, deed of trust or other material agreement or instrument to which any Borrower or any Subsidiary is a party or by which any Borrower or any Subsidiary or any of their respective properties or assets are bound or affected, or the validity or enforceability of, or the ability of the Borrower and the Subsidiaries to perform any of their obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over any Borrower or any Subsidiary or any of their respective properties or assets or the validity or enforceability of, or the ability of any Borrower and any Subsidiary to perform their obligations under, the Transaction Documents (except such violation as could not reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole), or (iv) reasonably be expected to have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for any Borrower or any Subsidiary to own or lease and operate any of their properties and to conduct any of their businesses or the ability of any Borrower or any Subsidiary to make use thereof.

(g)

Approvals, Filings, Etc.  Except as set forth in Schedule 4(g), no authorization, approval or consent of, or filing with, any United States or foreign court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of any Borrower, any Subsidiary or any other Person, is required to be obtained or made by any Borrower or any Subsidiary for (x) the execution, delivery and performance by any Borrower or any Subsidiary of the Transaction Documents, (y) the issuance and sale of the Note or any of the Securities as contemplated by this Agreement or the Advisory Services Agreement, and (z) the performance by any Borrower or any Subsidiary of their obligations under the Transaction Documents, other than (1) as may be required under applicable state securities or “blue sky” laws, (2) filing of one or more Forms D with respect to the Note or any of the Securities as required under Regulation D and (3) the approval of the Senior Lender (which will be received prior to Closing), except for such authorization, approval, consent or filing that if not received or performed could not reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

(h)

Information Provided.  The Financial Statements, the Transaction Documents and the instruments delivered by the Borrower and the Subsidiaries to the Purchaser in connection with the Closing on the Closing Date do not and will not on the date of execution and delivery of this Agreement, the date of delivery thereof to the Purchaser and on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 4(h), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(h) to the extent that a statement in any document included in such information which was prepared and furnished to the Purchaser on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

(i)

Conduct of Business.  Except as set forth in Schedule 4(i), since December 31, 2012, neither the Company nor any other Borrower or any Subsidiary has (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on such date; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or (vi) consummated, or entered into any agreement with respect to, any transaction or event which would constitute a Fundamental Change.  Each Borrower and Subsidiary owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct their business or operations as currently conducted.

(j)

SEC Filings.  Since December 31, 2011, the Company has filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC.  All of such reports and documents, when filed, in all material respects, complied with all applicable requirements of the 1933 Act and the 1934 Act.

(k)

Absence of Certain Proceedings.  Except as set forth in Schedule 4(k), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or governmental agency pending or, to the knowledge of any Borrower or any Subsidiary, threatened against or affecting any Borrower or any Subsidiary, which if adversely determined could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

(l)

Financial Statements; Liabilities.  The Financial Statements, attached hereto as Schedule 4(l), present fairly the financial position, results of operations and cash flows of the Company, the other Borrowers and the Subsidiaries, at the dates and for the periods covered thereby, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows of the Company, the other Borrowers and the Subsidiaries at the dates and for the periods covered thereby.  Except as and to the extent disclosed, reflected or reserved against in the Financial Statements, neither the Company, the other Borrowers, nor any Subsidiary has any liability, debt or obligation, whether accrued, absolute, contingent or otherwise, and whether due or to become due which, individually or in the aggregate, are material to the Company, the other Borrowers and the Subsidiaries, taken as a whole.  Except as set forth on Schedule 4(l), subsequent to December 31, 2012, neither the Company, the other Borrowers nor any Subsidiary has incurred any liability, debt or obligation of any nature whatsoever which, individually or in the aggregate are material to the Company, the other Borrowers and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of their respective businesses.  A detailed description and the amount of the Indebtedness of the Company, the other Borrowers and Subsidiaries that will be outstanding on the Closing Date appear on Schedule 4(l) attached hereto.

(m)

Material Losses.  Since December 31, 2012, neither any Borrower nor any Subsidiary has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree except such as could not reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

(n)

Absence of Certain Changes.  Since December 31, 2012, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole.  The Borrower’s and the Subsidiaries’ relationship with their customers is good and neither any Borrower nor any Subsidiary has received any notice that any material customer intends, and to their knowledge no material customer intends, to cease doing business with any Borrower or any Subsidiary or decrease in any material respect the amount of business that it does with any Borrower or any Subsidiary.  Since December 31, 2012, neither any Borrower nor any Subsidiary has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business consistent with past practice, (iii) had capital expenditures outside of the ordinary course of business consistent with past practice, (iv) engaged in any transaction with any Affiliate (other than as between the Borrower and its Subsidiaries or between the Subsidiaries) or (v) engaged in any other transaction outside of the ordinary course of business or inconsistent with past practice.  The Borrower and the Subsidiaries have not taken any steps and do not intend to seek protection pursuant to any bankruptcy law nor does any Borrower or any Subsidiary have any knowledge or reason to believe that their creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Borrower and its Subsidiaries taken as a whole, as of the date hereof, after giving effect to the transactions contemplated hereby to occur on the Closing Date, is not Insolvent (as defined below). For purposes of this Section 4(n), “Insolvent” means (i) the present fair saleable value of the assets of the Borrower and its Subsidiaries taken as whole is less than the amount required to pay the total indebtedness, contingent or otherwise, of the Borrower and its Subsidiaries taken as a whole (ii) the Borrower and its Subsidiaries taken as a whole is unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Borrower and its Subsidiaries taken as a whole intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature or (iv) the Borrower and its Subsidiaries taken as a whole have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted.

(o)

Intellectual Property.  Except as set forth on Schedule 4(o), all of the Intellectual Property is owned or licensed by the Borrower or the Subsidiaries free and clear of any and all Encumbrances or restrictions of any kind, and no licenses for the use of any of such rights have been granted by any Borrower or any Subsidiary to any third parties.  To best of Borrower’s knowledge, all of such rights are valid, enforceable and in good standing.  The sale of Note to the Purchaser and the consummation of the other transactions contemplated hereby and under the Transaction Documents will not adversely affect any rights in the Intellectual Property of any Borrower or any Subsidiary.  The operation of the business of the Borrower and the Subsidiaries does not knowingly infringe in any way on or conflict with any patent, trademark, trade name, or any registered or unregistered copyright, Trade Secret, contract, license or other right, of any Person, and neither any Borrower nor any Subsidiary licenses any such knowingly infringing right from others.  Except as set forth on Schedule 4(o), no claim is pending or, to the knowledge of the Borrower, threatened or has been made within the past five years, to the effect that any such infringement or conflict has occurred.

(p)

Transactions With Affiliates.  Other than the transactions disclosed on Schedule 4(p), none of the officers, directors or employees of any Borrower or any Subsidiary is presently or has been during the last year, directly or through any corporation, partnership, trust or other entity in which any such officer, director or employee has a substantial interest or is an officer, director, consultant or partner, a party to any transaction with any Borrower or any Subsidiary (other than for ordinary course services as employees, officers or directors).

(q)

Compliance with Law.  Neither any Borrower nor any Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, and neither any Borrower nor any Subsidiary is aware of any pending investigation which could reasonably be expected to lead to such a claim that could have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

(r)

Properties.  Each Borrower and the Subsidiaries has good title to all property, real and personal (tangible and intangible), and other assets owned by it, free and clear of all security interests, pledges, charges, mortgages, liens or other Encumbrances, except as set forth on Schedule 4(r).  The leases, licenses or other contracts or instruments under which each Borrower and Subsidiary leases, holds or is entitled to use any property, real or personal, which individually or in the aggregate are material to the Borrower and the Subsidiaries, taken as a whole, are valid. Since December 31, 2011, neither any Borrower nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. Except as set forth on Schedule 4(r), neither any Borrower nor any Subsidiary has any mortgage, lien, pledge, security interest or other charge or Encumbrance on any of its assets or properties.

(s)

Labor Relations.  No material labor problem exists or, to the knowledge of any Borrower or any Subsidiary, is imminent with respect to any of the employees of any Borrower or any Subsidiary.

(t)

Insurance.  The Borrower and the Subsidiaries maintain insurance (i) against loss or damage by fire or other casualty and such other insurance in such amounts and covering such risks as the Borrower believes are commercially reasonable and (ii) in at least such amounts and against such risks as Borrower believes is reasonably adequate for the conduct of their respective businesses and the value of their respective properties, including D&O insurance.

(u)

Tax Matters.  Except as set forth on Schedule 4(u), each of the Borrower and the Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, to the extent that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole if not filed and no tax deficiency has been determined adversely to any Borrower or any Subsidiary which has had (nor does any Borrower or any Subsidiary have any knowledge of any tax deficiency which, if determined adversely to any Borrower or any Subsidiary, could reasonably be expected to have) a material adverse effect on the business, properties, operations, financial condition or results of operations of any Borrower or any Subsidiary.

(v)

Investment Company.  Neither any Borrower nor any Subsidiary is an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(w)

Absence of Brokers, Finders, Etc.  Except as set forth on Schedule 4(w), no broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of action taken by or on behalf of the Borrower or any Subsidiary in connection with the transactions contemplated by this Agreement (other than Sigma Capital Advisors, LLC pursuant to the Advisory Services Agreement), and the Borrower shall pay, and indemnify and hold harmless Purchaser from, any claim made against the Purchaser by any Person for any such commission, fee or other compensation.

(x)

No Solicitation.  No form of general solicitation or general advertising was used by any Borrower or any other Person acting on behalf of any Borrower, in respect of the Note or the Securities or in connection with the offer and sale of the Note or the Securities.  Neither the Borrower nor any Person acting on behalf of the Borrower has, either directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Note to be integrated with prior offerings by the Borrower for purposes of the 1933 Act which would require the registration of any such securities under the 1933 Act.

(y)

ERISA Compliance.  Each of the Borrower and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Borrower or any Subsidiary would have any liability; neither any Borrower nor any Subsidiary has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which any Borrower or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(z)

Employees and Consultants.  The Company is in compliance with all applicable federal, state, local, municipal, foreign, international, or multinational laws, ordinances, regulations, or statutes (collectively, “Legal Requirements”) respecting labor and employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, and occupational safety and health, for which non-compliance could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

(aa)

Sarbanes-Oxley Act; Internal Accounting Controls.  Each Borrower is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. Each Borrower and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Each Borrower maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by any Borrower in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by any Borrower in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Borrower’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

5.

CERTAIN COVENANTS.

(a)

Transfer Restrictions.  The Purchaser acknowledges and agrees that the Note has not been and is not being registered under the provisions of the 1933 Act or any state securities laws, and, except as provided in Section 8, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and that the Note and the Securities may not be transferred unless either the Note or the Securities is registered under the 1933 Act or an exemption from registration applies.

(b)

Restrictive Legends.  The Purchaser acknowledges and agrees that the Note and the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Note or the Securities):

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH NOTE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)

Reporting Status.  While the Note is outstanding or the Purchaser is the holder of any Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(d)

Unused.

(e)

Unused.

(f)

Use of Proceeds.  Each Borrower represents and agrees that the proceeds received by the Borrower pursuant to this Agreement will be used solely for payment at Closing of those liabilities set forth on Schedule 5(f) and for working capital purposes, which shall include payroll and related items, taxes, payments to vendors, creditors, marketing and sales promotions, and other payments during the normal course of business.

(g)

Limitation on Certain Transactions.  So long as the Note is outstanding, the Borrower shall not (i), without the prior written consent of the Purchaser, create, assume, incur, renew, amend, suffer to exist or in any manner become liable in respect of any Indebtedness other than Permitted Indebtedness (as defined in the Note), or (ii) except as set forth on Schedule 5(g), without the prior written consent of the Purchaser, make or declare a dividend or other distribution of cash of any Borrower or any Subsidiary (other than such payments between the Borrower and its Subsidiaries, or between Subsidiaries) or otherwise use cash other than to fund the business and operations of the Borrower or the Subsidiaries in the ordinary course of business or to pay principal and interest on Permitted Indebtedness.

(h)

Debt Obligation.  So long as any portion of the Note is outstanding, the Borrower shall cause its books and records to reflect the Note as a debt of the Borrower as required by generally accepted accounting principles.

(i)

Financial Information.  So long as any portion of the Note is outstanding, the Borrower shall deliver to Purchaser such financial and other information regarding the Borrower, the Subsidiaries and their businesses as Purchaser may reasonably request, including, without limitation, within 30 days after the end of each calendar month, the Borrower shall provide Purchaser with internally prepared profit and loss statements and bank account statements of the Borrower for such calendar month. Such statements may be preliminary internal drafts, provided that any material differences between the preliminary and the final versions are communicated to Purchaser within a reasonable time.

(j)

Capital Expenditures.  So long as any portion of the Note is outstanding, without the prior written consent of Purchaser, the Borrower shall not make any expenditures for fixed or capital assets in excess of an aggregate of $400,000 per year (which limitation excludes capitalized software development costs) and provided that such limit shall be increased to allow for business expansion, subject to Purchaser’s approval which shall not be unreasonably withheld. In the case of fixed or capital assets purchased with seller financing, only the payments on the seller financing shall be considered for purposes of this limitation.

(k)

Additional Share Issuances.  For so long as the Note is outstanding, if at any time after the date of this Agreement the Company issues additional shares of Common Stock (other than as a result of Common Stock Equivalents already issued prior to the date of this Agreement) or Common Stock Equivalents of the Company in an amount which exceeds 25% in the aggregate, whether through one or multiple issuances, of the fully diluted shares of capital stock of the Company as of the Closing Date, and currently as set forth on Schedule 5(k) (an “Additional Shares Issuance”), then provided the proceeds of such issuance are not being used to pay all outstanding amounts owed to Purchaser under the Note, the Company shall issue to Purchaser and Sigma Capital Advisors, LLC, respectively, such number of shares of Common Stock as is necessary for Purchaser and Sigma Capital Advisors, LLC to maintain the same beneficial ownership percentage of capital stock of the Company, on a fully diluted basis, after the Additional Shares Issuance as they had immediately before the Additional Shares Issuance.

If, at the time of any Additional Shares Issuance, Purchaser has not converted all or a portion of the Conversion Amount as contemplated by Section 4.1 of the Note (the “Unconverted Amount”), the Company shall reserve for future issuance to Purchaser upon any subsequent conversion, and shall issue to Purchaser upon any subsequent conversion, such number of shares of Common Stock as to which Purchaser would have been entitled hereunder had Purchaser converted the Unconverted Amount immediately prior to the Additional Shares Issuance. Notwithstanding the above, this provision shall only apply to beneficial ownership resulting from transactions under this Agreement or the Advisory Services Agreement and shall not apply to the Company’s issuance of Common Stock or Common Stock Equivalents in connection with the Company’s acquisition of another Person or the material portion of the assets of another Person, which transaction results in operating cash flow in excess of any related debt service.

(l)

Joint and Several Liability.  Each of the Borrowers hereby irrevocably and unconditionally agrees that each is jointly and severally liable to Purchaser for the full and prompt payment and performance of all Indebtedness under this Agreement and each of the Transaction Documents in accordance with the terms hereof and thereof and agrees to fully and promptly perform all of their respective obligations hereunder and thereunder with respect to the transactions contemplated hereby and thereby.  Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and not of collection, that its obligations hereunder and under the other Transaction Documents shall not be discharged until indefeasible payment and performance in full of the Indebtedness has occurred, and that its obligations hereunder and thereunder shall be absolute.

6.

DELIVERABLES AT CLOSING.

Unless waived by the Purchaser or the Borrower, as applicable, the parties shall execute and deliver the following on or prior to the Closing Date:

(a)

Each Borrower shall have delivered to the Purchaser a certificate, dated the Closing Date, of the Secretary of such Borrower certifying (1) the Certificate of Incorporation and By-Laws of the Borrower as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Borrower relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (3) such other matters as reasonably requested by the Purchaser;

(b)

The Borrower and the Subsidiaries shall have each delivered to the Purchaser the Security Agreement, substantially in the form attached as Annex I;

(c)

On the Closing Date, Sigma Capital Advisors, LLC and the Company shall have entered into the Advisory Services Agreement in the form attached as Annex II providing for, among other things, payment of the Advisory Fee and the issuance of the Advisory Shares as of the Closing Date.

(d)

On the Closing Date, the Borrower shall have issued and delivered to the Purchaser the Note substantially in the form attached as Annex III;

(e)

The Borrower shall have caused the Senior Lenders to have entered into a Subordination and Intercreditor Agreement with the Purchaser on terms satisfactory to Purchaser.

(f)

Purchaser shall have received such other documents as they may reasonably request;

(g)

The Company shall have issued to Purchaser certificate(s) representing the Purchaser Shares and the Advisory Shares.

(h)

Purchaser shall deliver payment of the Initial Advance in accordance with Section 2(b) hereof.

7.

PIGGY BACK REGISTRATION RIGHTS.  If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder.  Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement.  Notwithstanding anything in this Agreement to the contrary, the registration rights contemplated by this Section 7 shall expire automatically at such time as the Registrable Securities become eligible for resale under applicable federal and state securities laws without restriction.

8.

RULE 144.  With a view to making available to each Investor the benefits of Rule 144, the Company agrees:

(1)

so long as any Investor owns Registrable Securities, promptly upon request of such Investor, to furnish to such Investor such information as may be necessary to permit such Investor to sell Registrable Securities pursuant to Rule 144 without registration and otherwise reasonably to cooperate with such Investor and

(2)

if at any time the Company is not required to file reports with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, to use its best efforts, upon the request of an Investor, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

9.

INDEMNIFICATION.  Each Borrower will, jointly and severely, indemnify and hold harmless Purchaser and Purchaser’s officers, directors, employees, agents and affiliates against any and all claims, losses, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), incurred by any of them or to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any Violation, or (ii) any of the transactions contemplated by this Agreement or the Transaction Documents.

10.

MISCELLANEOUS.

(a)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard or giving effect to the principles of conflicts of law thereof.

(b)

Headings.  The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(d)

Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company or any other Borrower, such notice shall be addressed to either of them at the address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (facsimile number (954) 917-6660), and in the case of any notice to the Purchaser, a copy shall be given to: Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Suite 225, Jericho, New York 11753, Attention: Kevin W. Waite (facsimile number (516) 937-5050).

(e)

Counterparts.  This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  A telephone line facsimile or electronic transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

(f)

Entire Agreement; Benefit.  This Agreement, including the Annexes and Schedules hereto, and the transactions contemplated hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein.  This Agreement, including the Annexes, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof.  This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Borrower, the Purchaser and their respective successors and permitted assigns.

(g)

Waiver.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

(h)

Amendment.  (1) No amendment, modification, waiver, discharge or termination of any provision of this Agreement on or prior to the Closing Date nor consent to any departure by the Purchaser or the Borrower or any Subsidiary therefrom on or prior to the Closing Date shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and in any such case shall be effective only in the specific instance and for the purpose for which given.

(2)

No amendment, modification, waiver, discharge or termination of any provision of this Agreement after the Closing Date nor consent to any departure by the Borrower therefrom after the Closing Date shall in any event be effective unless the same shall be in writing and signed (x) by the Borrower or any Subsidiary if the Borrower or any Subsidiary is to be charged with enforcement or (y) by a majority in interest of the Investors, if the Investors are to be charged with enforcement, based upon the aggregate principal amount or value of the Note then outstanding, and in any such case shall be effective only in the specific instance and for the purpose for which given.

(3)

No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

(i)

Further Assurances.  Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

(j)

Assignment of Rights and Obligations.  The rights of an Investor hereunder may be assigned by such Investor to any transferee of all or any portion of such Investor’s Securities.

(k)

Expenses.  The Borrower shall be responsible for all expenses (including, without limitation, the attorneys’ fees and expenses), incurred by the Borrower and Purchaser in connection with the negotiation and execution of, and closing under, and performance of, this Agreement.  The Borrower shall also be obligated to pay the reasonable costs, legal fees and expenses of Purchaser incurred in connection with the negotiation and execution of the Transaction Documents and the transactions contemplated thereby, of which $10,000 (the “Advanced Amount”) has been paid to the Purchaser as of the date hereof.  At the Closing, Purchaser shall withhold from the Purchase Price payable to the Borrower (i) an additional $17,500 (the “Additional Fee Amount”) for application to Purchaser’s fees and expenses in excess of the Advanced Amount as set forth in the next sentence, and (ii) $55,000 for payment to Sigma Capital Advisors, LLC as part of the Advisory Fee.  An additional $20,000 of the Advisory Fee shall be paid to Purchaser, in cash, in the amount of $5,000 on each of April 30, 2013, May 31, 2013, June 30, 2013 and July 31, 2013.  No later than April 30, 2013, the Purchaser shall provide a detailed accounting of the fees and expenses of Purchaser for which the Borrower is responsible hereunder and shall refund to the Borrower any amount by which the amounts advanced to the Purchaser by the Borrower (i.e., the Advanced Amount and the Additional Fee Amount) exceeded the amount for which the Borrower is responsible.  All expenses incurred in connection with registrations, filings or qualifications contemplated by this Agreement shall be paid by the Borrower, subject to the Borrower’s written pre-approval of such expenses in excess of $30,000 in aggregate.  The Borrower shall pay on demand all expenses incurred by the Purchaser after the Closing Date, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of any of the Transaction Documents, (2) any default or breach of any of the Borrower’s obligations set forth in any of the Transaction Documents, and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Purchaser under any of the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Borrower from paying any amount due the Purchaser.  Except as otherwise provided in this Section 8(k), each of the Borrower and the Purchaser shall bear their own expenses in connection with this Agreement and the transactions contemplated hereby.

(l)

Survival.  The respective representations, warranties, covenants and agreements of the Borrower and the Purchaser contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and delivery of and payment for the Note, and shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any Person controlling or acting on behalf of the Purchaser or by the Borrower or any Person controlling or acting on behalf of the Borrower for a period ending on the later of (x) the date which is six years after the Closing Date and (y) the date which is two years after the Borrower shall have paid in full all amounts due from the Borrower under the Transaction Documents and performed in full all of its obligations under the Transaction Documents.

(m)

Public Statements, Press Releases, Etc.  The Borrower and the Purchaser shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby, such approval not to be unreasonably withheld.

(n)

Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below their signatures hereto.

SIGMA OPPORTUNITY FUND II, LLC

  By: Sigma Capital Advisors, LLC, its managing member

By: /s/ Thom Waye

 Thom Waye

 Manager

ONSTREAM MEDIA CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

 By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

HOTEL VIEW CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

[Note Purchase Agreement Signature Page]